UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):   December 28, 2006

                           Frequency Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       1-8061                 11-1986657
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



55 Charles Lindbergh Blvd., Mitchel Field, New York               11553
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:   (516) 794-4500


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

     On January 3, 2007, Frequency Electronics, Inc. (the "Company") announced that it has entered into a series of agreements with Elcom Technologies, Inc. ("Elcom") pursuant to which Elcom issued to the Company preferred stock, a convertible note and a 10-year warrant to purchase additional stock, collectively representing an approximate 20% equity interest in Elcom, in exchange for cash and shares of the Company's common stock. The Company and Elcom also entered into a mutual business and facilities support agreement and the Company obtained an exclusive license to use Elcom's technology in space-borne applications. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01 (d).   Exhibits.

        99.1   Press Release of Frequency Electronics, Inc., dated January 3,
               2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Frequency Electronics, Inc.

Date:  January 3, 2007

                                         /s/ Alan Miller
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                                         Alan Miller
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ----------------------------------------------- ------------------
     99.1     Press Release of Frequency Electronics, Inc.,           E
              dated January 3, 2007.